Exhibit 10.1

AMENDMENT NO. 3

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of February 16, 2007 by and among Actuant Corporation, a Wisconsin corporation (the “Borrower”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Illinois)), as the administrative agent for the “Lenders” referred to below (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Amended and Restated Credit Agreement, dated as of December 22, 2004, among the Borrower, the financial institutions from time to time parties thereto (the “Lenders”) and the Agent (as amended by Amendment No. 1 thereto dated as of July 15, 2005 and Amendment No. 2 thereto dated as of May 1, 2006, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Qualified Receivables Transaction” set forth in Article I of the Credit Agreement is hereby amended to delete the amount “$75,000,000” set forth therein and to replace such amount with the following amount: “$125,000,000”.

(b) The definition of “Term Loan” set forth in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan” means each Initial Term Loan, each Third Amendment Term Loan and each Incremental Term Loan, and “Term Loans” means all such Loans collectively.

(c) The definition of “Term Loan Commitment” set forth in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Commitment” means, for each Term Loan Lender, the obligation of such Term Loan Lender from and after the Effective Date to make

Term Loans to the Borrower (a) on the Effective Date in an aggregate amount equal to the amount set forth opposite its signature below (an “Initial Term Loan Commitment”), (b) on the Third Amendment Effective Date in an aggregate amount equal to the amount set forth opposite its name on Schedule 1.5 hereto (a “Third Amendment Term Loan Commitment”) or (c) on any future Borrowing Date designated with respect to an Incremental Term Loan in an aggregate amount equal to the amount set forth in any Commitment and Acceptance delivered pursuant to Section 2.2(b) (an “Incremental Term Loan Commitment”), as any such Term Loan Commitment may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

(d) Article I of the Credit Agreement is hereby amended to insert the following definitions therein in the proper alphabetical location:

“Third Amendment Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 3 to this Agreement, dated as of February 16, 2007, shall have been satisfied.

“Third Amendment Term Loan” is defined in Section 2.2(a).

“Third Amendment Term Loan Commitment” is defined in the definition of “Term Loan Commitment.”

(e) Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Commitment. Each Term Loan Lender severally agrees, on the terms and conditions set forth in this Agreement, (a) on the Effective Date, to make a term loan, in Dollars, to the Borrower in an amount equal to such Term Loan Lender’s respective Initial Term Loan Commitment (each individually, an “Initial Term Loan” and, collectively, the “Initial Term Loans”), (b) on the Third Amendment Effective Date, to make a term loan, in Dollars, to the Borrower in an amount equal to such Term Loan Lender’s respective Third Amendment Term Loan Commitment (each individually, a “Third Amendment Term Loan” and, collectively, the “Third Amendment Term Loans”) and (c) on each Borrowing Date with respect to an Incremental Term Loan requested pursuant to Section 2.2(b), to make a term loan, in Dollars, to the Borrower in an amount equal to such Term Loan Lender’s respective Incremental Term Loan Commitment as in effect on such date. The Initial Term Loan Commitment of each Term Loan Lender shall expire on the Effective Date. The Third Amendment Term Loan Commitment of each Term Loan Lender shall expire on the Third Amendment Effective Date. The Incremental Term Loan Commitment of each Term Loan Lender shall expire on the Borrowing Date designated for such Incremental Term Loan in accordance with Section 2.2(b).

(f) Section 2.2(b) of the Credit Agreement is hereby amended to delete the first sentence thereof and to replace such sentence with the following sentences:

At any time after the Third Amendment Effective Date, but not more than twice, the Borrower may request that the Aggregate Term Loan Commitment be increased from zero in order to accommodate an incremental single-draw installment of Term Loans (each, an “Incremental Term Loan”) solely with the consent of each Lender participating in such Incremental Term Loan; provided, however, that without the prior written consent of each Lender, the aggregate initial principal amount of all Incremental Term Loans made pursuant to this Section 2.2(b), together with the aggregate amount of all increases in the Aggregate Revolving Loan Commitment pursuant to Section 2.5(c), shall not exceed $200,000,000. Each such request shall be in a minimum amount of at least $10,000,000 and increments of $5,000,000 in excess thereof.

(g) Section 2.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Repayment of Term Loans. The unpaid principal balance of the Term Loans shall be due and payable in full on the Term Loan Maturity Date. No installment of any Term Loan may be reborrowed once repaid.

(h) Section 2.5(c)(i) of the Credit Agreement is hereby amended to delete the first sentence thereof and to replace such sentence with the following sentences:

At any time, but not more than twice, the Borrower may request that the Aggregate Revolving Loan Commitment be increased solely with the consent of each Lender participating in such increase; provided, however, that without the prior written consent of each Lender, the aggregate amount of all increases in the Aggregate Revolving Loan Commitment pursuant to this Section 2.5(c), together with the aggregate initial principal amount of all Incremental Term Loans made pursuant to Section 2.2(b), shall not exceed $200,000,000. Each such request shall be in a minimum amount of at least $10,000,000 and increments of $5,000,000 in excess thereof.

(i) Section 2.7(a) of the Credit Agreement is hereby amended to delete the last sentence thereof.

(j) Section 2.7(b) of the Credit Agreement is hereby amended to delete the phrase “first to the then remaining installments of the Term Loans (ratably across all such remaining installments and ratably to the Initial Term Loan and each Incremental Term Loan, in each case, in accordance with the principal amounts thereof)” and to replace such phrase with the following phrase: “first to the Term Loans (ratably to the Initial Term Loans, the Third Amendment Term Loans and the Incremental Term Loans, in each case, in accordance with the principal amounts thereof)”.

(k) Clause (i) of Section 6.2 of the Credit Agreement is hereby amended to delete the phrase “the Term Loans” and to replace such phrase with the following phrase: “the Initial Term Loans”.

(l) Clause (iv) of Section 6.11 of the Credit Agreement is hereby amended to delete the amount “$75,000,000” set forth therein and to replace such figure with the following amount: “$100,000,000”.

(m) Clause (xiii) of Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(xiii) Additional Indebtedness of the Borrower and its Subsidiaries to the extent not permitted by the foregoing clauses of this Section 6.11 not to exceed $35,000,000 in aggregate principal amount at any time outstanding.

(n) The Credit Agreement is hereby amended to attach as Schedule 1.5 thereto Annex A to this Amendment.

1A. Additional Amendment. Effective as of July 15, 2005 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, Section 6.21(c)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) 90% of Borrower and Domestic Subsidiaries. If, at any time after the Effective Date, (x) the aggregate assets of the Borrower and the Guarantors shall fail to represent 90% or more of the aggregate assets of the Borrower and its Domestic Subsidiaries as of such time or (y) such entities on an aggregate basis shall fail to be responsible for 90% or more of the aggregate operating income of the Borrower and its Domestic Subsidiaries for the four fiscal quarter period then ended, the Borrower shall promptly notify the Agent thereof, which notice shall specify the date as of which such failure arose. Within 30 days after the date specified in such notice, the Borrower shall, and shall cause its Domestic Subsidiaries (whether or not they are Material Domestic Subsidiaries) to, comply with Section 6.21(a) (but without duplication of the 30-day grace period provided in this clause (c)(i)) to the extent necessary to cure the conditions giving rise to such failure.

2. Third Amendment Term Loan Commitments. For the avoidance of doubt, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, each Lender identified on Schedule 1.5 to the Credit Agreement (after giving effect to this Amendment) shall have a Third Amendment Term Loan Commitment under and for purposes of the Credit Agreement in an amount equal to the amount set forth opposite its name on such Schedule 1.5.

3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Agent shall have received:

(a) executed copies of this Amendment from the Borrower and each of the Lenders;

(b) executed copies of any Notes requested by a Lender pursuant to Section 2.13 of the Credit Agreement in connection with this Amendment payable to the order of each such requesting Lender;

(c) executed copies of the Reaffirmation attached hereto in the form of Exhibit A (the “Reaffirmation”) from each existing Guarantor and Pledgor;

(d) copies of the articles or certificate of incorporation (or comparable constituent document) of each Loan Party, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation or organization;

(e) copies, certified by the Secretary or Assistant Secretary of each Loan Party, of its by-laws (or comparable governing document) and resolutions of its board of directors (or comparable governing body) authorizing the execution of this Amendment or the Reaffirmation, as applicable;

(f) an incumbency certificate, executed by the Secretary or Assistant Secretary of each Loan Party, which shall identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Amendment or the Reaffirmation, as applicable;

(g) a written opinion of the Loan Parties’ counsel, addressed to the Lenders and the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent;

(h) such documentation as the Agent shall have reasonably requested to reaffirm the liens granted under the German-law pledge agreement executed by Engineered Solutions L.P. with respect to the capital stock of Enerpac GmbH;

(i) all fees (if any) agreed to be paid by the Borrower in connection with this Amendment; and

(j) such other instruments and documents as the Agent shall have reasonably requested in connection with this Amendment.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b) Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions contemplated herein or in the Credit Agreement (as modified hereby), nor compliance with the provisions hereof or thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, (ii) the Borrower’s articles or incorporation or by-laws or (iii) the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower pursuant to the terms of any such indenture, instrument or agreement.

(c) No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower, is required to be obtained by the Borrower in connection with the execution and delivery of this Amendment or the legality, validity, binding effect or enforceability of the Credit Agreement (as modified hereby).

(d) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement (as modified hereby) are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of Section 1 and Section 1A hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated otherwise herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on any collateral (including the Pledged Collateral) which have been granted by it in favor of the Agent (for itself, the Lenders and the other holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9. Agreement of New Lenders. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 above, each Lender identified on Schedule 1.5 to the Credit Agreement (after giving effect to this Amendment) that was not a Lender immediately prior to the effectiveness of this Amendment (each such Lender being referred to herein as a “New Lender”) shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder. Each New Lender hereby (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement; (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (e) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) agrees that its payment instructions and notice instructions have been delivered to the Agent, (iii) confirms that none of the funds, monies, assets or other consideration to be used to make the loans contemplated hereunder are or will be “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA and (iv) it has delivered to the Agent any documentation required to be delivered by the New Lender with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ACTUANT CORPORATION, as the Borrower and a Pledgor

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Illinois)), as a Lender and as Agent

By:	/s/ James M. Sumoski
Name:	James M. Sumoski
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ C. Jeffrey Seaton
Name:	C. Jeffrey Seaton
Title:	Managing Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	Caroline V. Krider
Name:	Caroline V. Krider
Title:	Vice President & Senior Lender

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas R. Durham
Name:	Thomas R. Durham
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

HARRIS, N.A., as a Lender

By:	/s/ Christopher C. Cavaiani
Name:	Christopher C. Cavaiani
Title:	Vice President

M&I MARSHALL & ILSLEY BANK, as a Lender

By:	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Rob Squires
Name:	Rob Squires
Title:	Assistant Vice President

NATIONAL CITY BANK OF THE MIDWEST, as a Lender

By:	/s/ Jennifer L. Kofod
Name:	Jennifer L. Kofod
Title:	Senior Vice President

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

By:	/s/ Anthony Rock
Name:	Anthony Rock
Title:	Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Daniel Holzhauer
Name:	Daniel Holzhauer
Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ James F. Disher
Name:	James F. Disher
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul J. Hennessy
Name:	Paul J. Hennessy
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzannah Harris
Name:	Suzannah Harris
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

ANNEX A

Schedule 1.5 to Credit Agreement

Third Amendment Term Loan Commitments

Lenders	Third Amendment Term Loan Commitment
JPMorgan Chase Bank, National Association	$12,500,000

Wachovia Bank, National Association	$12,500,000

Bank of America, N.A.	$15,000,000

Harris, N.A.	$10,000,000

LaSalle Bank National Association	$10,000,000

Associated Bank, N.A.	$10,000,000

M&I Marshall & Ilsley Bank	$10,000,000

Mizuho Corporate Bank, Ltd.	$15,000,000

National City Bank of the Midwest	$ 5,000,000

UBS Loan Finance LLC	$ 5,000,000

KeyBank National Association	$15,000,000

Royal Bank of Canada	$15,000,000

Wells Fargo Bank, National Association	$15,000,000

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 3 dated as of February 16, 2007 (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of December 22, 2004, by and among Actuant Corporation, a Wisconsin corporation (the “Borrower”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Agent”) (as amended by Amendment No. 1 thereto dated as of July 15, 2005, Amendment No. 2 thereto dated as of May 1, 2006 and by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party (including, in the case of each Guarantor, without limitation, the Guaranty and, in the case of each Pledgor, without limitation, each applicable Pledge Agreement), (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on any collateral (including the Pledged Collateral) which have been granted by it in favor of the Agent (for itself and the other Lenders and holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same has previously been, or may from time to time hereafter be, amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of this 16th day of February, 2007.

ACME ELECTRIC CORPORATION
ATLANTIC GUEST, INC.
B.W. ELLIOTT MANUFACTURING CO., LLC
GB TOOLS AND SUPPLIES, INC.
GITS MANUFACTURING COMPANY, LLC
KEY COMPONENTS, INC.
KEY COMPONENTS, LLC
MARINE INDUSTRIES COMPANY, LLC
TURNER ELECTRIC, LLC
VERSA TECHNOLOGIES, INC.,
in each case, as a Guarantor

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

ENGINEERED SOLUTIONS, L.P., as a Guarantor and a Pledgor

By:	Versa Technologies, Inc.,
its general partner

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

APPLIED POWER INVESTMENTS II, INC., as a Guarantor

By:	/s/ Patrick C. Dorn
Name:	Patrick C. Dorn
Title:	President

Signature Page to Reaffirmation